                                                                  EXECUTION COPY


                                 LOAN AGREEMENT

                            Dated September 15, 1998

                        GENAISSANCE PHARMACEUTICALS, INC.


                                       AND


                      CONNECTICUT INNOVATIONS, INCORPORATED


                              LOCATION OF PROPERTY:

                                Five Science Park
                             New Haven, Connecticut

                                    CONTENTS

ARTICLE                                                                                             Page

1        Particular Terms and Definitions                                                               3

2        Loan Advances                                                                                  7

3        Representations and Warranties of Borrower                                                     8

4        Covenants of Borrower                                                                         10

5        Conditions Precedent to Lender's Obligation                                                   14
         to Make First Advance

6        Conditions of Lender's Obligation to Make                                                     16
         Advances after the First Advance

7        Events of Default                                                                             17

8        General Conditions                                                                            19

         Exhibit A - Budget

         Exhibit B - Permitted Encumbrances

         Exhibit C - Schedule of Plans and Specifications

         Exhibit D - Legal Description



                                 LOAN AGREEMENT


           This Loan Agreement is dated as of the 15th day of September, 1998 by and between CONNECTICUT INNOVATIONS, INCORPORATED with an address at 999 West Street, Rocky Hill, Connecticut (hereafter referred to "Lender") and GENAISSANCE PHARMACEUTICALS, INC. with an address at Five Science Park, New Haven, Connecticut (hereinafter referred to as "Borrower").


                              W I T N E S S E T H :


         WHEREAS, Borrower has requested Lender to make available to it a loan in an amount not to exceed $950,000 to construct leasehold improvements, on the Premises (as defined herein);

         WHEREAS, the obligations of Borrower to Lender are evidenced by its promissory note in the original principal amount of $950,000 dated September 11, 1998 (referred to herein as the "Note"); and

         WHEREAS, the Note is secured, INTER ALIA, by an Open-End Leasehold Mortgage, Security Agreement and Financing Statement (Construction Mortgage) of even date herewith from Borrower to Lender on the Premises; and

         WHEREAS, in consideration for making such loan and in order to more fully set forth the terms and conditions on which advances on account of such loan may be made, Borrower and Lender have entered into this Agreement;

         NOW, THEREFORE, in consideration of the foregoing and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lender and Borrower hereby agree as follows:


                                    ARTICLE 1
                        PARTICULAR TERMS AND DEFINITIONS

         As used in this Agreement, the following terms shall have the respective meanings indicated opposite each of them:

"Additional Available Amounts"       The funds determined by Lender to be
                                     available to Borrower from other sources to pay for the design, engineering, procurement and construction of
                                     Improvements.

"Aggregate Change Order              $100,000
 Amount"

"Architect"                          Svigals Associates (or any successor
                                     engaged by Borrower with the consent of
                                     Lender).

"Borrower"                           Genaissance Pharmaceuticals, Inc., a
                                     Delaware corporation with its principal
                                     place of business at Five Science Park, New
                                     Haven, Connecticut 06511

"Borrower's Interest"                The leasehold interest of the Borrower in
                                     the Premises and Borrower's ownership of the Improvements.

"Budget" The budget annexed as EXHIBIT A, as amended from time to time with Lender's approval which includes a portion of the Landlord's Interior Work, as defined and referred to in the Lease.

"Change Order Amount"                $10,000

"Change Orders"                      Any amendments or modifications to the
                                     Budget, the Plans, the General Contract or any Subcontract.

"Closing"                            The time of the execution and delivery
                                     hereof by Borrower and Lender.

"Collateral Assignments"             The several collateral assignments from
                                     Borrower to Lender, and dated
                                     September ___, 1998 of the agreement
                                     between the Architect and Borrower, the
                                     General Contractor and Borrower, and
                                     Borrower's Permits and the related consents by the Architect and General Contractor.

"Commitment"                         Letter dated April 13, 1998, from Lender to
                                     Borrower, as amended by letter dated June
                                     30, 1998 and July 31, 1998.

"Completion Date"                    June 30, 1999.

"Environmental Contractor"           Enviromed Services, Inc. (or any successor
                                     engaged by Borrower with the consent of
                                     Lender).

"Environmental Indemnity Agreement"  The Environmental Indemnity dated September
                                     ___, 1998 by Borrower in favor of Lender.

"Event of Default"                   The occurrence of any one of the events in
                                     Article 7 of this Agreement.

"General Contract"                   The contract having a Guaranteed
                                     Maximum Price equal to or less than
                                     $1,400,000, between Borrower and the
                                     General Contractor, in substantially the same form as the draft dated September ___, 1998 provided to Lender, as amended from time to time with the Lender's approval.

"General Contractor"                 The Fusco Corporation (or any successor
                                     engaged by Borrower with the consent of
                                     Lender).

"Governmental Authority"             The United States, the State of
                                     Connecticut, the City of New Haven, and any political subdivision thereof, and any agency, department, commission, board, bureau or instrumentality of any of them.

"Improvements"                       The leasehold improvements to be made to
                                     the Premises as more fully described on the Plans, EXCLUDING, HOWEVER, the Leased Lab
                                     Equipment and the Landlord's Interior Work, as defined and referred to in the Lease.

"Landlord"                           Science Park Development Corporation, a
                                     Connecticut corporation with its principal place of business at Five Science Park, New
                                     Haven, CT 06511

"Lease" That Lease dated as of September ___,1998 between Landlord and Borrower regarding the Premises.

"Leased Lab Equipment"               The kitchen appliances, laboratory
                                     equipment, laboratory fume hoods,
                                     laboratory casework and the controlled
                                     environment room, identified as such in
                                     the Budget.

"Lender" Connecticut Innovations, Incorporated, a body politic and corporate constituting a public instrumentality and political subdivision of the State of Connecticut having a place of business at 999 West Street, Rocky Hill, Connecticut 06067

"Lender's Counsel Fees"              The fees of Lender's counsel for services
                                     rendered to the closing in connection with or arising out of the Loan, up to $20,000.

"Loan"                               Up to $950,000

"Loan Documents"                     All documents, including collateral
                                     pledges and assignments, which
                                     evidence or secure the Loan, including,
                                     without limitation, the Note, Mortgage,
                                     Collateral Assignments, Environmental
                                     Indemnity Agreement and this Agreement.

"Local Authority"                    Any Governmental Authority which exercises
                                     jurisdiction over the Premises or
                                     construction thereon.

"Major Subcontract"                  Any Subcontract between the General
                                     Contractor and a Subcontractor with
                                     respect to work with a value in excess of $50,000.

"Major Subcontractor"                Any party, other than the General
                                     Contractor, to a Major Subcontract.

"Mortgage"                           The Open-End Leasehold Mortgage, Security
                                     Agreement and Financing Statement
                                     (Construction Mortgage) dated September
                                     ___, 1998 made by Borrower to secure the Note, to be recorded on the New Haven, Connecticut Land Records.

"Mortgaged Property"                 The property defined as the "Mortgaged
                                     Property" in the Mortgage.

"Note" The Note dated September ___, 1998, in the principal amount of the Loan made by Borrower to Lender.

"Permitted Encumbrances"             Those items set forth on EXHIBIT B.

"Plans" The plans and specifications for the construction of the Improvements prepared by the Architect, and approved as required herein, which plans and specifications are set forth on EXHIBIT C, and all amendments and modifications thereof made by approved Change Orders. The term shall include the final plans and specifications for segments of the Improvements.

"Premises"                           The premises as described in EXHIBIT D
                                     hereof.

"Request for Advance"                A statement of Borrower setting forth the
                                     amount sought in such form and manner as the Lender may request, which statement shall contain, or if not so contained, shall be deemed an affirmation that the representations and warranties of Article 2 remain true and correct and that there is no Event of Default hereunder as of the date thereof and unless Lender is notified to the contrary prior to the disbursement of the requested advance, will be so on the date thereof.

"Requirement or Local Requirement"   Any law, ordinance, order, rule or
                                     regulation of a Governmental Authority or a Local Authority respectively.

"Soft Costs"                         Costs incurred by Borrower due to the
                                     Architect or Borrower's engineer in
                                     connection with the design, engineering, procurement and construction of the
                                     Improvements.

"Title Insurer"                      Lawyers Title Insurance Corporation (or any
                                     other title insurance company) engaged by Borrower with the consent of Lender).


                                    ARTICLE 2
                                  LOAN ADVANCES

         1. AMOUNT OF ADVANCES. Subject to the provisions of this Agreement, Lender will make and Borrower will accept, a Loan in the amount of the Note. The proceeds of the Loan shall be advanced as construction progresses, upon satisfaction of the conditions set forth in Articles 5 and 6 this Agreement, but not more frequently than once a month, in amounts which shall be determined for each trade as follows:

         (a) the estimated total cost of the construction of the Improvements attributable to the line item in question as set forth on the Budget, multiplied by

         (b) the percentage of completion of construction then attained by the appropriate line item in question, multiplied by

         (c) 90%, less

         (d) amounts theretofore advanced with respect to such line item.

         Notwithstanding the above, Lender agrees that (i) when the work to be performed on any Budget line item has been, in the judgment of the Architect, 50% completed, then the amounts thereafter advanced with respect to such item shall be determined by using 100% as a multiplier under subparagraph (c) above and (ii) the amounts advanced with respect to the items identified in the Budget as "General Conditions" or "Profit" shall be determined by using 100% as the multiplier under subparagraph (c) above.

         2. PERCENTAGE OF COMPLETION. The percentage of completion of construction at any time and the estimated total cost of construction of the Improvements shall be determined by the Architect, exercising professional judgment. The portion of Loan proceeds not advanced during the course of construction shall be paid to Borrower upon satisfaction of the conditions for the receipt of the final advance set forth in Article 6 hereof.

         3. DISBURSEMENT OF ADVANCES. All advances are to be made at the principal office of Lender, or at such other place as Lender may designate. Lender may, upon prior notice to Borrower, designate the Title Insurer or other entity or person to act as disbursement agent for Loan advances. Requests for Advances shall be submitted not less than five (5) days prior to the date of the requested advance.

         4. RESTRICTIONS ON ADVANCES. At no time shall Lender be obligated (i) to advance to Borrower more than what Borrower is then required to fund to the party seeking payment or, in the case of reimbursement, to the party seeking reimbursement; or (ii) to make a Loan advance if the undisbursed portion of the Loan plus Additional Available Amounts shall be deemed by Lender to be insufficient to pay for the completion of the Improvements and the Landlord's Interior Work, if Borrower elects to fund Landlord's Interior Work under the Lease, by the Completion Date; or (iii) to advance Loan proceeds in amounts which exceed, separately or in the aggregate, the individual line items set forth in the Budget; or (iv) to advance for any particular component of the Improvements unless Architect and Lender have approved the Budget for that particular component; or (v) to advance more than the actual cost incurred by Borrower with respect to the Improvements thus far completed; or (vi) to advance any Loan proceeds with respect to any Change Order which serves to increase the cost of construction above One Million Five Hundred Thousand Dollars ($1,500,000).

         5. ADVANCES TO GENERAL CONTRACTOR OR ARCHITECT. Lender, at its option, may make advances directly to the General Contractor or the Architect, upon prior notice to Borrower, and the execution of this Agreement by Borrower shall, and hereby does, constitute an irrevocable direction and authorization to so advance the funds. No further direction or authorization from Borrower shall be necessary to warrant such direct advances and all such advances shall satisfy pro tanto the obligations of Lender hereunder and shall be secured by the mortgage as fully as if made to Borrower, regardless of the disposition thereof by the General Contractor or the Architect. The making of any advance by Lender shall not be deemed an acceptance or approval by Lender (for the benefit of Borrower or any third party) of the work done or improvements constructed or renovated.

         6. OFF-SITE MATERIALS. Lender shall have no obligation to advance any of the Loan proceeds for materials not incorporated into the work, irrespective of whether the same are stored on the site or otherwise procured and stored.


                                    ARTICLE 3
                   REPRESENTATIONS AND WARRANTIES OF BORROWER

         Borrower represents and warrants to and agrees with Lender that:

         1. EXISTENCE; LEASE. (a) Borrower has and will continue to have a valid leasehold interest in the Lease and has or will have when acquired by Borrower title to the Improvements, subject to no liens, encumbrances or restrictions, other than the Permitted Encumbrances and Landlord's rights pursuant to the Lease; (b) the Lease is in full force and effect and no default or event of default exists under the Lease;

(c) except as may be provided in the Lease, there is not and will not be any contract or other obligation providing for or requiring Borrower to convey the Borrower's Interest to any party, and no party other than Borrower has any beneficial or equitable right, title or interest in the Premises, the Improvements or any part thereof; and (d) Borrower is a duly organized Delaware corporation, authorized to do business in the State of Connecticut, and has full power and authority to consummate the transactions contemplated in the Agreement.

         2. AUTHORIZATION. Borrower has taken all the action necessary to authorize the execution and delivery and performance of its obligations under this Agreement and the other Loan Documents.

         3. ADEQUACY OF PLANS.

                  (a) The Plans are, or will be, satisfactory to Borrower, and, to the extent required by applicable law, by all appropriate Local Authorities. To Borrower's knowledge, there are no structural defects affecting the Premises except such as will be corrected pursuant to the Plans, and no violation of any Requirement or Local Requirement exists with respect to the Premises, and the anticipated use and operation of the Premises complies and will comply with all applicable zoning ordinances, regulations, environmental protection laws, and restrictive covenants affecting the Premises, and all Requirements and Local Requirements for such use and operation have been or will be satisfied.

                  (b) The list of preliminary plans annexed hereto as EXHIBIT C is the same list annexed to the General Contract, and all demolition and/or construction hereafter performed will comply with all statutes, rules and/or regulations of any Governmental Authority or Local Authority having jurisdiction over the same. The Improvements will be constructed and/or renovated wholly within the perimeter of the Premises in accordance with the Plans approved by the Architect.

         4. LITIGATION. Except as disclosed in writing to Lender, there are no actions, suits or proceedings pending with respect to Borrower, affecting the Premises or involving the validity or enforceability of the Mortgage or the priority of the lien thereof, at law or in equity, or before or by any Governmental Authority. Borrower is not in default with respect to any order, writ, judgment, decree or demand of any court or any Governmental Authority.

         5. BINDING EFFECT. This Agreement and the other Loan Documents constitute legal, valid and binding obligations of Borrower, enforceable against it in accordance with their respective terms except in each case as enforceability may be limited by equitable principles and by bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting creditors' rights generally.

         6. NO OFFSETS. The Borrower has no offsets or defenses with respect to the Loan, the Note or any other Loan Documents.

         7. COMPLIANCE WITH AGREEMENT. The consummation of the transactions hereby contemplated and performance of this Agreement and the other Loan Documents will not result in any breach of, or constitute a default under, any mortgage, deed of trust, lease, loan or credit agreement, corporate charter, by-laws or other instrument or document to which Borrower is a party or by which it may be bound or affected.

         8. REQUEST FOR ADVANCE. Each Request for Advance, or the receipt of the funds requested thereby, shall have the effect stated in the definition of the term Request for Advance.

         9. ABSENCE OF LIENS.

                  (a) Except for the Lease and Permitted Encumbrances, Borrower has made no contract or arrangement of any kind, the performance of which by the other party thereto would give rise to a lien on the Premises or the Improvements, except for its arrangements with the Architect, the General Contractor and the Environmental Contractor.

                  (b) All materials and labor, if any, heretofore supplied or performed in connection with the Premises and/or the Improvements have been paid for in full or will be paid for out of the first advance.

         10. ABSENCE OF DEFAULTS. There is no Event of Default under this Agreement, and no event has occurred and is continuing which with notice or the passage of time or either would constitute an Event of Default hereunder.

         11. PERMITS. All authorizations, certificates and permits necessary for the construction of Improvements in accordance with applicable building codes and environmental protection laws have been or will be obtained and maintained in full force and effect, and all construction work done to date has been done in accordance with said authorizations, certificates, permits, codes and laws.

         12. BUDGET. The Budget includes Borrower's best estimate of the present cost of the Improvements, and Lender is justified in relying thereon. There have been no material variations or deviations from the Budget, and Borrower knows of no circumstances presently existing or reasonably likely to occur which would or could have a materially adverse effect on the construction of the Improvements including, but not limited to, a material variation or deviation from the Budget.

         13. USE OF PROCEEDS. Borrower will employ all of the Loan proceeds solely to pay for the costs of the construction of the Improvements.




                                    ARTICLE 4
                              COVENANTS OF BORROWER

         Borrower covenants with Lender as follows:

         1. DISPOSITION OF MORTGAGED PROPERTY. Except for Borrower's right to share the Premises with an Affiliate (as defined in the Lease) pursuant to
Section 15.1C of the Lease, Borrower will not directly or indirectly, by transfer, mortgage, conveyance or sale, or sale of any interest in Borrower permit, do or suffer the assignment, subletting, transfer, sale, conveyance or encumbrance of the Mortgaged Property or any part thereof or any interest therein or interest in Borrower, nor assign this Agreement or the proceeds of the Loan without the prior written consent of Lender, which consent shall not be unreasonably withheld.

         2. COMPLIANCE WITH LAWS. Borrower will comply promptly with any Requirement or Local Requirement (including without limitation any relating to the obtaining of all certificates of occupancy or certificates of like nature upon completion of the Improvements) and furnish Lender, on demand, copies of official inspections to the extent in its possession made by any Local Authority.

         3. ACCESS TO PREMISES. Upon reasonable prior notice, it will permit Lender and the Architect to enter upon the Premises, inspect the Improvements and all materials to be used in the construction thereof and to examine all detailed plans and shop drawings which are or may be kept at the construction site and will cooperate, and cause the General Contractor or Subcontractors to cooperate with the Architect to enable it to perform its functions hereunder.

         4. FEES. Borrower will pay Lender's Counsel Fees promptly upon receipt of bills therefor submitted by Lender at the Closing, and will pay all costs and expenses required to satisfy the conditions of this Agreement including, without limitation, all taxes and recording expenses. To the extent Lender, after the Closing, deems it necessary to employ counsel for whatever purpose relative to the Loan, the reasonable fees and expenses of such counsel shall be borne by Borrower, and Borrower hereby agrees to indemnify and hold Lender harmless with respect to all such fees and expenses incurred by Lender in connection with the enforcement of this Agreement.

         5. CONSTRUCTION OF IMPROVEMENTS. Borrower will undertake the construction of the Improvements with reasonable diligence, and will obtain any necessary certificate of completion or such other permits or approvals as will permit the operation of the Improvements, all on or before the Completion Date. Borrower shall not commence construction until Borrower has obtained all permits, licenses and approvals required under any Requirement or Local Requirement for construction of the Improvements.

         6. EVIDENCE OF TITLE. Borrower will deliver to Lender or Architect, upon request, certified copies of any contracts, bills of sale, statements, receipted vouchers or agreements, under which Borrower claims title to any materials, fixtures or articles incorporated in the Improvements or subject to the lien of the Mortgage.

         7. CORRECTIVE ACTION. Borrower will, upon request by the Architect, correct any material departure from the Plans not approved by the Architect in writing. The advance of any Loan proceeds shall not constitute a waiver of Lender's right to require compliance with this covenant with respect to any such defects or departures from the Plans not theretofore discovered by, or called to the attention of the Architect.


         8. COMPLIANCE WITH LEASE. With respect to the Lease:

                  (a) Borrower will not execute, modify, or amend the Lease or enter into any sublease or any lease for additional space (including without limitation the "ROFR" space, as that term is defined and referred to in the Lease) without the prior written consent of Lender;

                  (b) The lease of any additional space, if approved by Lender, shall be added to the Mortgaged Property and made subject to the lien of the Mortgage. In connection with the lease of any additional space, Borrower shall execute and deliver to Lender such amendments to the Mortgage or such additional mortgages, endorsements to title insurance policies, subordination and nondisturbance agreements as Lender may reasonably request;

                  (c) Borrower will, promptly following Lender's written request, use its best efforts to obtain and deliver to Lender, in form and substance satisfactory to Lender such other or further documents, data or information as Lender may reasonably request.

                  (d) Borrower shall give Lender a copy of any notice required to be given to Landlord of Borrower's election to exercise Borrower's option to extend the term of the Lease simultaneously with the giving of the notice to Landlord.

                  (e) Borrower will timely and fully comply with the "Tenant's" obligations under the Lease.

         9. MANDATORY PREPAYMENTS. Borrower shall prepay the unpaid principal balance of the Loan, together with any and all unpaid interest upon the expiration or earlier termination of the Lease.

         10. CHANGE ORDERS. Borrower will not permit the performance of any work pursuant to any Change Order in excess of the Change Order Amount nor pursuant to any Change Order which, together with the aggregate amount of all prior Change Orders, will result in an increase in the Guaranteed Maximum Price under the General Contract in excess of the Aggregate Change Order Amount, unless in either case Borrower shall have received the specific written approval of Lender and Architect to such Change Order.

         11. CONTRACTOR TERMS. Borrower will require covenants from the General Contractor and Major Subcontractors to the same effect as the covenant made by Borrower in the preceding paragraph; Borrower will, upon request, deliver to the Architect and Lender the names and addresses of all persons with whom it has contracted or intends to contract for the construction of the Improvements or for the furnishing of labor or materials.

         12. COMPLIANCE WITH PERMITS. Borrower will comply with all covenants and agreements affecting the Premises and the Improvements, and will keep all permits, licenses and authorizations pertaining to the Improvements that it is obligated to maintain in full force and effect.

         13. PAYMENTS BY LENDER. Lender may apply amounts due under this Agreement to the satisfaction of the conditions hereof, and amounts so applied shall be part of the Loan and shall be secured by the Mortgage and shall have the same lien priority as had the Mortgage at its inception.

         14. AMENDMENT OF GENERAL CONTRACT AND MAJOR SUBCONTRACT. Borrower will not, without the prior written consent of Lender in each instance, amend or terminate or permit to be amended or terminated any Major Subcontract or the General Contract.

         15. OCCUPANCY. Borrower will not permit occupancy of any part of the Premises prior to completion of the Improvements without a written waiver of approval from the insurance company issuing a builder's risk insurance policy, a copy of which shall be delivered to Lender prior to any occupancy of the Premises.

         16. ZONING. Borrower will not, without Lender's prior written consent, initiate, approve, participate in any change in or modification to the zoning in effect for the Premises or any portion thereof. It will promptly notify Lender of an anticipated or proposed change in the zoning for the Premises or any portion thereof or any other property with respect to which a change in zoning would affect the zoning or Borrower's use and enjoyment of the Premises, or any part thereof, promptly upon its learning of any such anticipated or proposed change. Subject to Landlord's consent, Lender shall have the right to participate in any and all proceedings, judicial, administrative or otherwise, with respect to or in any way affecting the Premises, including, without limitation, zoning, environmental and other matters.

         17. COMPLIANCE WITH AGREEMENTS. Borrower will cause all conditions of the Lease, this Agreement, the Note, the Mortgage, all other Loan Documents, the General Contract and the agreement with the Architect on Borrower's part to be observed or performed to be satisfied. Borrower will immediately (upon transmission or receipt) deliver to Lender copies of all notices with respect to such documents from parties other than Lender.

         18. CONNECTICUT PRESENCE. Borrower shall not relocate (as that term is defined in Section 32-5a of the Connecticut General Statutes) outside of the State of Connecticut and shall maintain a "Connecticut Presence". A Connecticut Presence shall mean (a) maintaining Borrower's principal place of business (including its executive offices and officers) in the State of Connecticut; (b) basing a majority of its employees and those of its subsidiaries in the State of Connecticut; (c) conducting a majority of its operations and those of its subsidiaries, including manufacturing activities conducted directly or through subcontactors and vendors, in the State of Connecticut; and (d) maintaining Borrower's and each subsidiary's principal bank accounts in the State of Connecticut.

         19. EMPLOYMENT PRACTICES. With respect to employment practices:

                  (a) Borrower shall create jobs in the State of Connecticut and shall use its best efforts to employ residents of Connecticut in these jobs.

                  (b) If Borrower is located in an enterprise zone designated pursuant to Section 32-70 of the Connecticut General Statutes, Borrower shall not relocate (as that term is defined in Section 32-5a of the Connecticut General Statutes) within the State of Connecticut without first obtaining the express written consent of Lender, which consent the Lender may withhold in its discretion. If Borrower relocates within the State of Connecticut, it will offer employment at its new location to its employees from the original location if such employment is available.

                  (c) Borrower shall furnish to Lender copies of the quarterly reports filed by Borrower and any of its subsidiaries with the Connecticut Department of Labor and upon request, employment records and such other personnel records to the extent permitted by law as Lender may reasonably request to verify the creation or retention of Connecticut employment.

                  (d) Borrower hereby authorizes Lender to examine, and will at any time at the request of the Lender provide Lender with such additional authorization satisfactory to the Connecticut Department of Labor as may be necessary to enable Lender to examine all records of said Department relating to Borrower and/or any of its subsidiaries.

         20. EQUAL OPPORTUNITY. Borrower is an equal opportunity employer and it does not discriminate. Borrower further agrees and warrants that:

                  (a) Borrower will not discriminate or permit discrimination against any employee or applicant for employment because of sex, sexual orientation, race, color, religious creed, age, marital status, mental retardation, physical disability, national origin, or ancestry. Such action shall include, but not be limited to, the following: Employment upgrading, demotion or transfer; recruitment advertising; lay-off or termination; rates of pay or other forms of compensation; and selection for training, including apprenticeship.

                  (b) Borrower agrees to take affirmative action to insure that applicants with job-related qualifications are employed.

                  (c) Borrower will, in its solicitation for employees, state that it is an "affirmative action-equal opportunity employer".

                  (d) Borrower agrees to provide each labor union or representative of workers with which Borrower has a collective bargaining agreement or other contract or understanding and each vendor with which Borrower has a contract or understanding, a notice to be provided by the Commission of Human Rights and Opportunities (the "CHRO") and to post copies of the notice in conspicuous places available to employees and applicants for employment.

                  (e) Borrower agrees to cooperate with Lender, the State of Connecticut and/or or any of its agencies and the CHRO to insure that the purpose of this equal opportunity clause is being carried out.

                  (f) Borrower agrees to comply with all relevant regulations and orders issued by the CHRO to provide the CHRO with such information as it may request, and to permit the CHRO access to pertinent books, records, and accounts concerning the contractor's employment practices and procedures.

                  (g) Borrower agrees to comply with all of the requirements set out by Section 4a-60 of the Connecticut General Statutes, as it may be amended.

                  (h) Borrower agrees to post a notice of this acceptance of the foregoing equal employment opportunity provisions at its place of business, clearly visible, in such form as is satisfactory to Lender.



                                    ARTICLE 5
                   CONDITIONS PRECEDENT TO LENDER'S OBLIGATION
                              TO MAKE FIRST ADVANCE

         Lender shall not be obligated to make an advance of Loan proceeds hereunder until each of the following conditions shall have been satisfied:

         1. NO EVENT OF DEFAULT. As of the date of the advance, the representations and warranties made in Article 2 hereof shall be true and correct, there shall be no Event of Default under this Agreement, no state of facts shall exist which, with or without notice and/or lapse of time, would constitute an Event of Default hereunder;

         2. NO CASUALTY. The Improvements shall not have been injured or damaged by fire or other casualty, unless the proceeds of any insurance maintained by Borrower have been received by Lender and the amount of such proceeds, PLUS (a) the balance, if any, of the Loan remaining to be advanced and (b) Additional Available Funds are sufficient to restore and complete the Improvements.

         3. BORROWER'S SUBMISSIONS. Lender shall have received:

                  (a) Executed counterparts of each of the Loan Documents;

                  (b) A certificate from the Architect upon which Lender may reply, that the Plans have been approved by the Architect and by each necessary Local Authority, that the Improvements comply with applicable zoning ordinances, and other regulations of Governmental Authorities, that the Budget has been approved, and that the Improvements can be completed by the Completion Date;

                  (c) A true copy of the Plans;

                  (d) An executed copy of the contract between Borrower and Architect certified by Borrower to be true and complete, valid and binding;

                  (e) An executed copy of the General Contract certified by Borrower to be true and complete, valid and binding.

                  (f) Evidence that all authorizations, certificates and permits, if any, required by any Governmental Authority for the operation of the Premises and Improvements for the purposes contemplated by the Plans (including any authorizations required with respect to applicable environmental protection regulations and/or laws) which are presently procurable have been obtained and are in full force and effect;

                  (g) The authorization or permit from Local Authorities to construct the Improvements, and a list and description of any bonds or other deposits required to be made in connection with the construction of the Improvements;

                  (h) Letters from the Architect and the General Contractor consenting to the collateral assignment of such contract to Lender, in form and substance and satisfactory to Lender;

                  (i) A current title report from the Title Insurer, which shall set forth a description of the Premises and shall have attached thereto copies of all instruments which appear as exceptions in the report;

                  (j) An executed counterpart of the Lease;

                  (k) Evidence that either (i) Borrower has elected to fund Landlord's Interior Work, or (ii) Landlord has closed the Connecticut Housing Finance Authority Loan and is obligated to perform Landlord's Interior Work as provided in Section 2.4D of the Lease;

                  (l) Executed counterparts of a Consent and Intercreditor Agreement with Science Park Development Corporation and The Connecticut Development Authority and subordination, nondisturbance and attornment agreements from each mortgagee of the Premises in form and substance satisfactory to Lender, except that no non-disturbance agreement shall be required from the United States Department of Commerce, Economic Development Administration, with regard to the mortgage from Science Park Development Corporation recorded in Volume 3755 at Page 206 of the New Haven Land records;

                  (m) An opinion of Borrower's counsel, in the form and satisfactory to Lender;

                  (n) Request for Advance;

                  (o) Intentionally omitted

                  (p) The certificates of insurance, including builder's risk coverage (non-reporting form) and flood insurance, if required, evidencing the coverage required by the Mortgage, accompanied by evidence of the payment of the premiums;

                  (q) A paid title insurance policy in the amount of the Note, insuring the Mortgage to be a valid first lien on the Borrower's Interest in the Premises, free and clear of all defects and encumbrances except the Permitted Encumbrances and except such as Lender and its counsel shall approve, and which shall contain:

                           (i)      full coverage against mechanics' liens;

                           (ii)     a "pending disbursement" endorsement; and

                           (iii)    endorsements providing affirmative insurance
coverage regarding access and such other endorsements as Lender may require;

                  (r) A Certificate from the Architect on which Lender is entitled to rely to the effect that the construction of the Improvements performed to the date of such advance, was performed in accordance with the Plans.

                  (s) Lender's Counsel Fees.

         4. APPROVAL OF PLANS. Lender, Architect and Borrower (a) shall have approved the Plans, the state of the title to the Premises reflected in the title insurance policy, and such other documents and matters as Lender may specify, and (b) shall have agreed to accept the certification of the Architect in satisfaction of any condition requiring certification as to conformance of the construction and completion of the Improvements in accordance with the Plans.

         5. ADDITIONAL MATERIALS. Lender shall have received such other documents as it may deem appropriate to effect the intent of this Agreement.

         6. TERMINATION OF OBLIGATIONS. This Agreement and the obligations of Lender shall terminate, without liability to Borrower, if the first advance has not occurred prior to December 31, 1998.

                                   ARTICLE 6
                       CONDITIONS OF LENDER'S OBLIGATION
                    TO MAKE ADVANCES AFTER THE FIRST ADVANCE

         Lender's obligation to make any advance after the first advance shall be subject to the satisfaction of the following conditions:

         1. FIRST ADVANCE CONDITIONS PRECEDENT. All conditions of the first advance shall have been satisfied, and those specified in paragraphs 1, 2 and 3(o) of Article 5 shall be satisfied as of the date of each advance after the first advance.

         2. REQUEST FOR ADVANCE.  Lender shall have received a Request for
Advance;

         3. FINAL ADVANCE. In the case of the final advance, all of the above conditions shall have been satisfied and, in addition, Lender shall have received:

                  (a) Evidence of the approval by the Local Authority of the Improvements in their entirety for permanent occupancy to the extent any such approval is a condition of the lawful use and occupancy of the Improvements;

                  (b) Advice from the Architect to the effect that the Improvements have been completed in accordance with the Plans and that all utilities serving the Improvements have been connected and are operating;

                  (c) Evidence that Borrower (beyond possibility of appeal) has acquired all permits, approvals and/or certificates required by all Requirements or Local Requirements (including all applicable environmental protection laws) for the operation of the Improvements for their intended purposes;

         5. ADDITIONAL CONDITIONS. Lender may insist on the performance of any requirements set forth herein in Articles 4 and 5 which have not been performed by the first advance or any subsequent advance, and Lender shall not be deemed to have waived any requirement unless such waiver is expressly made in writing.


                                    ARTICLE 7
                                EVENTS OF DEFAULT

         1. EVENT OF DEFAULT. The following shall constitute Events of Default hereunder:

                  (a) If Borrower fails to comply with any of the covenants made by it in this Agreement and Borrower fails to cure the same within fifteen (15) days following notice; except that a violation of paragraph 1 of Article 3 shall be an immediate Event of Default hereunder, no notice being required;

                  (b) If any default or event of default shall occur under the Lease, the General Contract, the Note, the Mortgage or any other Loan Document in each instance, beyond any applicable notice and cure period;

                  (c) If at any time any representation or warranty, as updated subsequently to its initially being made, made by Borrower in this Agreement or in any other instrument or document delivered to Lender in connection with the Loan shall be incorrect, in a material respect, whether or not such representation or warranty was originally or previously incorrect and Borrower fails to cure the same within fifteen (15) days following notice; PROVIDED, HOWEVER, the same are capable of being be cured within such fifteen (15) day period;

                  (d) If after the date of the first advance, the construction of the Improvements be not carried on with reasonable dispatch or at any time be discontinued for twenty (20) consecutive days, other than as may be specifically provided for in this Agreement;

                  (e) If, after prior notice, Lender or the Architect shall not be permitted, at all reasonable times, to enter upon the Premises, inspect the Improvements and the construction thereof and all materials, fixtures and articles used or to be used in the construction and to examine all detailed plans, shop drawings and specifications which relate to the Improvements, or if Borrower shall fail to furnish to Architect, Lender or its authorized representative, copies of such plans, drawings and specifications upon request by Lender;

                  (f) If any of the materials, fixtures or articles used in the construction of the Improvements or the appurtenances thereto, or to be used in the operation thereof, be not in accordance with the Plans as approved by the Architect and the condition be not corrected to the satisfaction of Lender within thirty (30) days from its receipt of notice thereof;

                  (g) Other than contemplated by the Permitted Encumbrances, if Borrower executes any conditional bill of sale, chattel mortgage or other security instrument covering any materials, fixtures or articles intended to be incorporated in the Improvements, or files a financing statement publishing notice of such security instrument, or if any of such materials, fixtures or articles are not purchased so that the ownership thereof will vest unconditionally in Borrower (subject, however, to Landlord's rights pursuant to the Lease), free from encumbrances, on incorporation into the Improvements or if Borrower does not produce to Lender upon demand the contracts, bills of sale, statements, receipted vouchers or agreements, or any of them under which Borrower claims title to such materials, fixtures and articles;

                  (h) If the Improvements in the judgment of Architect are not substantially completed on the Completion Date;

                  (i) If the Improvements in the judgment of Architect cannot with reasonable diligence be completed on or before the Completion Date;

                  (j) If a lien for the performance of work or the supply of materials is filed against the Premises and remains unsatisfied or unbonded at the time of any Request for Advance or for a period of thirty (30) days after the filing thereof or if the Premises or Improvements are encumbered by any other lien or encumbrance as a result of any act or omission of Borrower not approved by Lender; and

                  (k) If Borrower assigns, surrenders, terminates or sublets all or any part of the Premises in violation of this Agreement or ceases to use and occupy of the Premises or the Lease expires or terminates.


         2. REMEDIES. Lender shall have the right, upon the happening of any such Event of Default, in addition to any rights or remedies available to it under the Mortgage or other Loan Documents, to enter into possession of the Premises and perform any and all work and labor necessary to complete or to attempt to complete the Improvements substantially in accordance with the Plans; all sums expended by Lender for such purposes shall be deemed to have been paid to Borrower and secured by the Mortgage. Lender may use any funds of Borrower including any balance which may be held in escrow and any funds which may remain unadvanced hereunder for the purpose of completing or attempting to complete the Improvements in the manner called for in the Plans; to make such additions and changes and corrections in the Plans which shall be necessary or desirable to complete or to attempt to complete the Improvements in substantially the manner contemplated by the Plans; to employ such contractors, subcontractors, agents, architects and inspectors as shall be required for said purposes; to pay, settle or compromise all existing bills and claims which are or may be liens against the Premises, or may be necessary or desirable for the completion of the Improvements or the clearance of title; to execute all applications and certificates in the name of Borrower which may be required by any construction contract; and to do any and every act with respect to the construction of the Improvements which Borrower may do on its own behalf. Upon the happening of an Event of Default, Lender shall also have power to prosecute and defend all actions or proceedings in connection with the construction of the Improvements on the Premises and to take such action and require such Performance as is deemed necessary. If Lender exercises the remedies provided in this Section 7.2, then Borrower hereby assigns and quit-claims to Lender all sums advanced hereunder and all sums in escrow subject to the condition that said sums, if any, be used for the completion of the Improvements.

                                    ARTICLE 8
                               GENERAL CONDITIONS

         The following conditions shall be applicable throughout the term of this Agreement:

         1. NO WAIVER. No advance of Loan proceeds hereunder shall constitute a waiver of any of the conditions of Lender's obligation to make further advances nor, in the event Borrower is unable to satisfy any such condition, shall any such waiver have the effect of precluding Lender from thereafter declaring such inability to be an Event of Default as hereinabove provided, nor shall any waiver of any of the provisions or conditions of this Agreement or of any other Loan Document be construed as a waiver of any of the other provisions or conditions hereof or thereof.

         2. DOCUMENTS SATISFACTORY. All proceedings taken in connection with the transactions provided for herein, the status of title to the Premises, all agreements, certificates and other documents and instruments required or contemplated by this Agreement, the Mortgage or any Loan Document, all sureties, and insurers shall be satisfactory to Lender, and the Subcontracts, the Lease, bonds, guaranties, policies of insurance, agreements, certificates, and other documents and instruments shall be genuine, valid, subsisting, binding and enforceable in all respects upon the parties thereto, and Lender's counsel shall have received copies (or certified copies where appropriate in such counsel's judgment) of all agreements, certificates, documents and instruments which they may request in connection therewith.

         3. LENDER'S DISCRETION. Any condition of this Agreement which requires the submission of evidence of the existence or nonexistence of a specified fact or facts implies as a condition the existence or nonexistence, as the case may be, of such fact or facts and Lender shall, at all times, be free independently to establish to its satisfaction and in its discretion such existence or nonexistence.

         4. AVAILABLE FUNDS. Borrower, if required by Lender, shall at Borrower's option either (a) have Additional Available Funds in an amount equal to the difference between the estimated cost (including Soft Costs) to complete the construction of the Improvements, as determined by Lender and the amount of the Loan which remains to be disbursed; or (b) have paid for development and construction costs (including Soft Costs) in an amount, so that the amount of the Loan which remains to be disbursed shall at all times be sufficient, in the sole judgment of Lender, to complete the Improvements.

         5. NO RELIANCE BY THIRD PARTIES. All conditions of the obligations of Lender to make advances hereunder are imposed solely and exclusively for the benefit of Lender and its assigns and no other person shall have standing to require satisfaction of such conditions in accordance with their terms or be entitled to assume that Lender will refuse to make advances in the absence of strict compliance with any or all thereof and no other person shall, under any circumstances, be deemed to be beneficiary of such conditions, any or all of which may be freely waived in whole or in part by Lender at any time if in its sole discretion it deems it advisable to do so.

         6. NOTICES. Any notice report, demand or other instrument authorized or required to be given or furnished under this Agreement to Lender or Borrower shall be deemed given or furnished (i) when addressed to the party, at the address of such party hereinbefore set forth, and delivered at such address, for which a written receipt is received, (ii) one (1) business day after being delivered to a reputable overnight mail service or (iii) one (1) business day after being transmitted by facsimile, with receipt confirmed, followed by delivery on the next business day of a copy by the method in either clauses (i) or (ii). Either party may change the address to which any such notice, report, demand or other instrument is to be delivered or mailed, by furnishing written notice of such change to the other party, but no such notice of change shall be effective unless and until received by such other party.

         7. PAROL EVIDENCE. Neither this Agreement nor any provision hereof may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought.

         8. MERGER. This Agreement sets forth the entire agreement between the parties hereto, and all prior understandings or communications between the parties are merged in this Agreement.

         9. COUNTERPARTS. This Agreement may be executed in any number of counterparts all of which taken together shall constitute one and the same instrument, and any of the parties or signatories hereto may execute this Agreement by signing any such counterpart.

         10. WAIVER BY LENDER. The Lender shall at all times and at any time have the right, privilege and power to waive any of the obligations of Borrower hereunder, and such waiver shall not be deemed a modification of this Agreement.

         11. GOVERNING LAW. This Agreement shall be governed by the laws of the State of Connecticut under the substantive laws of such State and shall be construed, interpreted, enforced and governed by and in accordance with the laws of such State applied to contracts entered into and to be wholly performed within such State.

         12. BINDING EFFECT. This Agreement shall be binding upon Borrower, its successors, assigns and legal representatives, and inure to the benefit of Lender, its successors, assigns and legal representatives.

         13. SEVERABILITY. Unenforceability for any reason of any provision of this Agreement shall not limit or impair the operation or validity of any other provision of this Agreement or any other of the Loan Documents, and this Agreement shall be construed as if such unenforceable provision had never been contained herein.

         IN WITNESS WHEREOF, the parties have duly executed this Agreement the day and year first above written.

Witnesses:


/s/ Thomas R. Candrick                          CONNECTICUT
---------------------------                     INNOVATIONS, INCORPORATED


/s/ Emmett E. Brown                             By /s/ Victor R. Budnick
---------------------------                        ---------------------------
                                                   Its President


/s/ Kevin Rakin                                 GENAISSANCE
---------------------------                     PHARMACEUTICALS, INC.


/s/ Elizabeth Brennan                           By /s/ Gualberto Ruano
---------------------------                        ---------------------------
                                                   Its President